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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                               ---------------


                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 1, 1997


                               ---------------


                             COMMODORE MEDIA, INC.
             (Exact name of Registrant as specified in its charter)



           DELAWARE                    33-92732                13-3034720
       (State or other         (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                           Identification Number)

       500 FIFTH AVENUE
          SUITE 3000                                              10110
      NEW YORK, NEW YORK                                       (Zip code)
    (Address of principal
      executive offices)




      Registrant's telephone number, including area code:  (212) 302-2727

                                 NOT APPLICABLE
                 (former address if changed since last report)

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                        TABLE OF ADDITIONAL REGISTRANTS

                                                                             PRIMARY STANDARD
                                                      STATE OR OTHER            INDUSTRIAL        I.R.S. EMPLOYER
                                                     JURISDICTION OF          CLASSIFICATION       IDENTIFICATION
            NAME                                      INCORPORATION               NUMBER               NUMBER
            ----                                      -------------               ------               ------
 Commodore Media of Delaware, Inc.                       Delaware                  4832              51-0286804
 Commodore Media of Kentucky, Inc.                       Delaware                  4832              61-0997863
 Commodore Media of Pennsylvania, Inc.                   Delaware                  4832              23-2207457
 Commodore Media of Norwalk, Inc.                        Delaware                  4832              06-1277523
 Commodore Media of Florida, Inc.                        Delaware                  4832              59-2813110
 Commodore Media of Westchester, Inc.                    Delaware                  4832              13-3356485
 Atlantic Star Communications, Inc.
   (formerly named Commodore Holdings, Inc.)             Delaware                  4832              13-3858506
 Capstar Acquisition Company, Inc.                       Delaware                  4832              74-2819327
 Danbury Broadcasting, Inc.                              Connecticut               4832              13-3653113
 Southern Star Communications, Inc.
   (formerly named Osborn Communications                 Delaware                  4832              06-1142367
   Corporation)
 Asheville Broadcasting Corp.                            Delaware                  4832              56-1859801
 Atlantic City Broadcasting Corp.                        Delaware                  4832              22-3274908
 Beatrice Broadcasting Corp.                             Delaware                  4832              06-1142368
 Breadbasket Broadcasting Corporation                    Delaware                  4832              06-1443379
 Corkscrew Broadcasting Corporation                      Delaware                  4832              65-0466131
 Currey Broadcasting Corporation                         Delaware                  4832              13-3358952
 Daytona Beach Broadcasting Corp.                        Delaware                  4832              59-3223390
 Great American East, Inc.                               North Carolina            4832              56-1580032
 Houndstooth Broadcasting Corporation                    Delaware                  4832              06-1469230
 Jamboree in the Hills, Inc.                             Delaware                  4832              55-0709712
 Ladner Communications Holding Corp.                     Delaware                  4832              13-3465060
 Mountain Radio Corporation                              Delaware                  4832              13-3401043
 Music Hall Club, Inc.                                   West Virginia             4832              55-0699199
 Nelson Broadcasting Corporation                         Delaware                  4832              13-3358975
 O.C.C., Inc.                                            Delaware                  4832              13-3449243
 Orange Communications, Inc.                             Delaware                  4832              13-3387461
 Osborn Entertainment Enterprises Corporation            Delaware                  4832              13-3465115
 Osborn Sound & Communications Corp.                     Delaware                  4832              34-1501274
 RKZ Television, Inc.                                    Delaware                  4832              58-1740585
 Rainbow Broadcasting Corporation                        Delaware                  4832              63-1110166
 Short Broadcasting Corporation                          Delaware                  4832              31-1255866
 SNG Holdings, Inc.                                      Delaware                  4832              13-3702089
 Southeast Radio Holding Corp.                           Delaware                  4832              06-1422492
 Waite Broadcasting Corp.                                Delaware                  4832              06-1142386
 Yellow Brick Radio Corporation                          Delaware                  4832              13-3401042
 Ameron Broadcasting Corporation                         Delaware                  4832              74-2818962
 WNOK Acquisition Company, Inc.                          Delaware                  4832              74-2818961
 Dixie Broadcasting, Inc.                                Alabama                   4832              63-0583623
 Radio WBHP, Inc.                                        Alabama                   4832              63-0386919
 Mountain Lakes Broadcasting, L.L.C.                     Alabama                   4832              63-1104409

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 1, 1997, Commodore Media, Inc. (the "Company"), through its indirectly wholly-owned subsidiary Southern Star Communications, Inc. (formerly named Osborn Communications Corporation ("Osborn")), completed the acquisition of all of the outstanding capital stock of Dixie Broadcasting, Inc. ("Dixie") and Radio WBHP, Inc. ("Radio WBHP"), each an Alabama corporation, for an aggregate purchase price (the "Purchase Price") of approximately $24.5 million comprised of (i) $22.0 million paid in cash and (ii) two three-year consulting agreements valued at $2.5 million, pursuant to the Stock Purchase Agreement dated as of November 20, 1996, by and among Osborn and J. Mack Bramlett ("Mr. Bramlett"), Wilton H. Pollard, Jr. ("Mr. Pollard"), and Mr. Pollard and Frank
K. Noojin, Jr, as Trustees of Trust "B" under the Will of Wilton H. Pollard, Sr., deceased (the holders of the outstanding capital stock of Dixie and Radio
WBHP).

         Dixie and Radio WBHP are the sole members of Mountain Lakes Broadcasting, L.L.C., an Alabama limited liability company ("Mountain Lakes"), which is the licensee of radio stations WBHP-AM, WHOS-AM and WDRM-FM (collectively, the "Stations") in the Huntsville, Alabama market. The assets of Mountain Lakes consist of, among other things, broadcasting licenses granted by the Federal Communications Commission, transmitting antennae, transmitters and other broadcasting and technical equipment, technical information and data and certain real property. The Company currently intends to continue the broadcasting operations of Mountain Lakes and to utilize the assets of Mountain Lakes in such operations.

         The Purchase Price was determined through arm's length negotiations between Osborn and the shareholders of Dixie and Radio WBHP. The Company funded the Purchase Price from borrowings under the senior secured credit facility of the Company, made available by Bankers Trust Company, as administrative agent, and other institutions party thereto, which provides for loans of up to $50 million in the form of a revolving credit facility.

         Concurrently with completion of the acquisition, Osborn entered into two three-year consulting agreements with two companies (each a "Consultant") owned by Mr. Bramlett and Mr. Pollard, respectively, pursuant to which each Consultant will provide consulting services to Osborn in regard to Osborn's broadcasting operations in Alabama. In addition to consulting fees of $2.5 million in the aggregate payable to the Consultants during the term of the consulting agreements, each Consultant will become entitled to receive an additional $750,000 payment if the broadcast cash flow of the Stations equals or exceeds targeted broadcast cash flow for the Stations.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         It is impracticable to provide the required financial statements for Dixie and Radio WBHP at the time of this Report. The required financial statements will be filed as an amendment to this





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
Report as soon as practicable, but no later than 60 days after the date this Report is required to be filed.

(b)      PRO FORMA FINANCIAL INFORMATION.

         It is impracticable to provide the required pro forma financial information for Dixie and Radio WBHP at the time of this Report. The required pro forma financial information will be filed as an amendment to this Report as soon as practicable, but no later than 60 days after the date this Report is required to be filed.

(c)      EXHIBITS.

         10.1 Stock Purchase Agreement, dated as of November 20, 1996, by and among Osborn, and the holders listed therein of all of the issued and outstanding capital stock of Dixie and Radio WBHP.





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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  COMMODORE MEDIA, INC.
                                  (Registrant)



                                  By: /s/ WILLIAM S. BANOWSKY, JR.
                                     ------------------------------------------
                                  Name:    William S. Banowsky, Jr.
                                  Title:   Vice President

Date:    May 15, 1997

         Pursuant to the requirements of the Securities Exchange Act of 1934, the additional registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                  Commodore Media of Delaware, Inc.
                                  Commodore Media of Kentucky, Inc.
                                  Commodore Media of Pennsylvania, Inc.
                                  Commodore Media of Norwalk, Inc.
                                  Commodore Media of Florida, Inc.
                                  Commodore Media of Westchester, Inc.
                                  Atlantic Star Communications, Inc.
                                  Danbury Broadcasting, Inc.
                                  Capstar Acquisition Company, Inc.
                                  Southern Star Communications, Inc.
                                  Asheville Broadcasting Corp.
                                  Atlantic City Broadcasting Corp.
                                  Beatrice Broadcasting Corp.
                                  Breadbasket Broadcasting Corporation
                                  Corkscrew Broadcasting Corporation
                                  Currey Broadcasting Corporation
                                  Daytona Beach Broadcasting Corp.
                                  Great American East, Inc.
                                  Houndstooth Broadcasting Corporation
                                  Jamboree in the Hills, Inc.
                                  Ladner Communications Holding Corp.
                                  Mountain Radio Corporation
                                  Nelson Broadcasting Corporation

                                  O.C.C., Inc.
                                  Orange Communications, Inc.
                                  Osborn Entertainment Enterprises Corporation
                                  Osborn Sound & Communications Corp.
                                  RKZ Television, Inc.
                                  Rainbow Broadcasting Corporation
                                  Short Broadcasting Corporation
                                  SNG Holdings, Inc.
                                  Southeast Radio Holding Corp.
                                  Waite Broadcasting Corp.
                                  Yellow Brick Radio Corporation
                                  Ameron Broadcasting Corporation
                                  WNOK Acquisition Company, Inc.
                                  Dixie Broadcasting, Inc.
                                  Radio WBHP, Inc.



                                  By: /s/ WILLIAM S. BANOWSKY, JR.
                                     ------------------------------------------
                                  Name:    William S. Banowsky, Jr.
                                  Title:   Vice President

Date:  May 15, 1997

                                  Music Hall Club, Inc.



                                  By: /s/ LARRY ANDERSON
                                     ------------------------------------------
                                  Name:    Larry Anderson
                                  Title:   President

Date:  May 15, 1997

                                  MOUNTAIN LAKES BROADCASTING, L.L.C.

                                  By:      Dixie Broadcasting, Inc.
                                           its Member


                                           By: /s/ WILLIAM S. BANOWSKY, JR.
                                              ------------------------------
                                           Name:   William S. Banowsky, Jr.
                                           Title:  Vice President
Date:  May 15, 1997

                                  By:      Radio WBHP, Inc.,
                                           its Member


                                           By: /s/ WILLIAM S. BANOWSKY, JR.
                                              ------------------------------
                                           Name:   William S. Banowsky, Jr.
                                           Title:  Vice President
Date:  May 15, 1997

                               INDEX TO EXHIBITS

EXHIBIT
 NUMBER                           EXHIBIT TITLE                             PAGE
-------                           -------------                             ----
 10.1       Stock Purchase Agreement, dated as of November 20, 1996, by and among Osborn, and the holders listed therein of all of the issued and outstanding capital stock of Dixie Broadcasting,
            Inc., an Alabama corporation, and Radio WBHP, Inc., an Alabama corporation.
